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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 25, 1996
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                           KLA Instruments Corporation
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               (Exact name of registrant as specified in charter)




        Delaware                           0-9992                 04-2564110
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 (State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)



160 Rio Robles, San Jose, California                                    95134
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(Address of principal executive offices)                              (Zip Code)


         Registrant's telephone number, including area code   (408) 468-4200
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          (Former name or former address, if changed since last report)









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Item 5.           Other Events.

         On March 15, 1989, the Board of Directors of KLA Instruments Corporation (the "Company") announced that it declared a dividend distribution of one Common Stock Purchase Right (individually, a "Right," and collectively, the "Rights") for each outstanding share of Common Stock, par value $0.001 per share ("Common Stock"), of the Company. The distribution was paid as of March 27, 1989, to stockholders of record on that date. Each Right entitled the registered holder to purchase from the Company one share of Common Stock at a price of $50.00 per share (as adjusted for subsequent stock splits) and to certain rights that vest upon certain triggering events, including certain acquisitions resulting in the acquiring person owning 20% or more (the "Acquisition Threshold") of the outstanding Common Stock. On April 25, 1996, the Board of Directors of the Company approved the amendment and restatement of the Rights Agreement between the Company and The First National Bank of Boston, as Rights Agent (the "Rights Agent"), (i) to provide, among other things, that the Rights will entitle each registered holder to purchase one share of Common Stock at a price of $160.00 per share (the "Purchase Price"), (ii) to reduce the Acquisition Threshold from 20% to 15%, (iii) to extend the term from 1999 to 2006, (iv) to add an exchange provision and (v) to make certain other technical changes. The description and terms of the Rights, as amended are set forth in the Amended and Restated Rights Agreement dated as of April 25, 1996 (the "Rights Agreement") between the Company and the Rights Agent.

         Until the earlier to occur of (i) the 10th day after a public announcement that a person or group of affiliated or associated persons ("Acquiring Person"), other than the Company, any subsidiary of the Company, any employee benefit plan or employee stock plan of the Company or of any subsidiary of the Company ("Exempt Person") or a person acting solely in his capacity as an officer, director or employee of an Exempt Person, has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding Common Stock of the Company (other than solely as a result of a reduction in the number of shares of Common Stock outstanding that is not followed by an additional acquisition of Common Stock by such person) or such earlier date as a majority of the Board of Directors shall become aware of such acquisition of the Common Stock (the "Stock Acquisition Date") or (ii) the tenth business day (subject to extension by the Board prior to the time a person becomes an Acquiring Person) following the commencement of, or public announcement of an intention to commence, a tender or exchange offer (other than a tender or exchange offer by an Exempt Person), the consummation of which would result in the ownership of 15% or more of the outstanding Common Stock (the earlier of such dates being called the "Distribution Date"), or until such earlier date as the Rights are redeemed or expire, the Rights will be evidenced, with respect to any Common Stock certificate outstanding as of March 27, 1989, by such Common Stock certificate with a copy of a Summary of Rights attached thereto and will be represented by and transferred with, and only with, the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new certificates issued for Common Stock (including, without limitation, certificates issued upon

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transfer or exchange of Common Stock) after March 27, 1989 will bear a legend incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock certificates, with or without the aforesaid legend or a copy of a Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date, and such Right Certificates alone will evidence the Rights from and after the Distribution Date.

         The Rights are not exercisable until the Distribution Date. The Rights will expire at the close of business on April 24, 2006, unless earlier redeemed by the Company as described below.

         The Purchase Price payable and the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on or a subdivision, combination or reclassification of the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for Common Stock or convertible securities at less than the current market price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness, assets or subscription rights or warrants other than those referred to above. In any such event, in lieu of an adjustment in the number of shares of Common Stock issuable upon exercise of a Right, the Company may elect to adjust the number of Rights.

         In the event (i) any Person (other than an Exempt Person) becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock,
(ii) any Acquiring Person or any of its Affiliates or Associates, directly or indirectly, (1) merges into the Company or any of its subsidiaries or otherwise combines with the Company or any of its subsidiaries in a transaction in which the Company or such subsidiary is the continuing or surviving corporation of such combination, the Common Stock of the Company remains outstanding and no shares thereof are changed into or exchanged for stock or other securities of any other person or of the Company or cash or any other property, (2) transfers, in one or more transactions, any assets to the Company or any of its subsidiaries in exchange for capital stock of the Company or any of its subsidiaries or for securities exercisable for or convertible into such capital stock or otherwise obtains from the Company or any of its subsidiaries, with or without consideration, any such capital stock or securities exercisable for or convertible into such capital stock (other than as part of a pro rata offer or distribution to all holders of such stock), (3) sells, purchases, leases, exchanges, mortgages, pledges, transfers or otherwise disposes of, to, from or with the Company or any of its subsidiaries, assets on terms and conditions less favorable to the Company or such subsidiary than the Company or such subsidiary would be able to obtain in arm's-length negotiation with an unaffiliated third party, (4) receives any compensation for services from the Company or any of its subsidiaries other than

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compensation for employment as a regular or part-time employee or fees for serving as a director at rates in accordance with the Company's (or its subsidiary's) past practice, (5) receives the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial assistance or tax credit or advantage, or (6) engages in any transaction with the Company or any of its subsidiaries involving the sale, license, transfer or grant of any right in, or disclosure of, any patents, copyrights, trade secrets, trademarks or know how (or any other intellectual or industrial property rights recognized under the laws of any country) which the Company or any of its subsidiaries owns or has the right to use on terms and conditions not approved by the Board of Directors of the Company, or (iii) while there is an Acquiring Person, there shall occur any reclassification of securities (including any reverse stock split), any recapitalization of the Company, any merger or consolidation of the Company with any of its subsidiaries or any other transaction or transactions involving the Company or any of its subsidiaries (whether or not involving the Acquiring Person) which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries which is directly or indirectly owned or controlled by the Acquiring Person (such transactions being collectively referred to herein as "Section 11(a)(ii) Events"), then, and in each such case, each holder of record of a Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, that number of shares of Common Stock having a market value at the time of the transaction equal to twice the Purchase Price. To the extent that insufficient shares of Common Stock are available for the exercise in full of the Rights, holders of Rights will receive upon exercise shares of Common Stock to the extent available and then cash, property or other securities of the Company, in proportions determined by the Company, so that the aggregate value received is equal to twice the Purchase Price. Rights are not exercisable following the occurrence of the events set forth in this paragraph until the expiration of the period during which the Rights may be redeemed as described below. The holder of any Rights that are or were, at any time on or after the Distribution Date, beneficially owned by an Acquiring Person that is or was involved in or that caused or facilitated, directly or indirectly, the event or transaction or transactions described in this paragraph shall not be entitled to the benefit of the adjustment described in this paragraph.

         Unless the Rights are earlier redeemed, in the event that, after the Rights have become exercisable, the Company is acquired in a merger or other business combination in which any shares of the Company's Common Stock are changed into or exchanged for other securities or assets (other than a merger or other business combination in which the voting power represented by the Company's securities outstanding immediately prior thereto continues to represent all of the voting power represented by the securities of the Company thereafter and the holders of such securities have not changed as a result of such transaction) or more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions (such transactions being collectively referred to herein as "Section 13 Events"), the Rights Agreement provides that proper provision shall be made so that each holder of record of a Right will,

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from and after such date, have the right to receive, upon payment of the
Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Purchase Price.

         No fractional shares of Common Stock will be issued upon exercise of the Rights, and, in lieu thereof, a payment in cash will be made to the holder of such Rights equal to the same fraction of the current market value of a share of Common Stock.

         At any time until the time that any person becomes an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right. Immediately upon the action of the Board authorizing redemption of the Rights, the right to exercise the Rights will terminate, and the only right of the holders of Rights will be to receive the Redemption Price without any interest thereon.

         At any time after the occurrence of a Section 11(a)(ii) Event, but prior to (i) such time as any person (other than an Exempt Person) acquires direct or indirect beneficial ownership of 50% or more of the Common Stock then outstanding and (ii) any Section 13 Event, the Board of Directors of the Company may exchange all or any portion of the outstanding Rights (other than Rights held by any Acquiring Person) for shares of Common Stock at the rate of one share of Common Stock per Right. Immediately upon the ordering of such exchange and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive shares of Common Stock pursuant to the exchange. In the event there are insufficient shares of authorized Common Stock to permit any exchange of Rights, the Company shall take all actions necessary to authorize additional shares.

         Before the first occurrence of a Section 11(a)(ii) Event, the Company may, except with respect to the redemption price, amend the Rights in any manner (including an amendment that provides that the Rights shall become exercisable for shares or fractions of shares of preferred stock of the Company that are economically common stock equivalents). After any person becomes an Acquiring Person, the Company may amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

         Until a Right is exercised, the holder, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         The issuance of the Rights is not taxable to the Company or to stockholders under currently existing federal income tax law. If the Rights should become exercisable, stockholders, depending on then existing circumstances, may recognize taxable income. The issuance of the Rights will not affect the manner in which the Common Stock can be traded.


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         The Rights have certain anti-takeover effects. Under certain circumstances the Rights could cause substantial dilution to a person or group who attempts to acquire the Company on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board.

         The foregoing description of the Rights is qualified in its entirety by reference to the form of Rights Agreement (including as Exhibit A the form of Right Certificate and as Exhibit B the Summary of Terms of Rights), which is filed herewith as Exhibit 4.1.

Item 7.           Financial Statements and Exhibits.

         The following exhibits are filed herewith:

         4.1. Amended and Restated Rights Agreement dated as of April 25, 1996 between KLA Instruments Corporation and The First National Bank of Boston as Rights Agent (including as Exhibit A the form of Right Certificate and as Exhibit B the Summary of Terms of Rights), incorporated by reference to Exhibit 1 to the Form 8-A/A Amendment No. 2 filed by the Company on September 24, 1996.

         99.1 Press Release, dated April 26, 1996, incorporated by reference to Exhibit 2 to the Form 8-A/A Amendment No. 2 filed by the Company on September 24, 1996.


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       KLA INSTRUMENTS CORPORATION



                                       By: Christopher Stoddart
                                           -------------------------------
                                           Christopher Stoddart, Treasurer

Dated:  September 23, 1996


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